SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   June 7, 2004


                      Lehman ABS Corporation, on behalf of:

                      Corporate Backed Trust Certificates,
              GE Global Insurance Note-Backed Series 2003-19 Trust
     -------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                      001-31947                 13-3447441
-------------------------------------------------------------------------------
(State of Incorporation)            (Commission             (I.R.S. Employer
                                    File Number)            Identification No.)


745 Seventh Avenue
New York, New York                                                10019
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's Telephone Number, including area code: (212) 526-7000


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

   Attached as Exhibit 99.1 please find a press release issued on June 7, 2004.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LEHMAN ABS CORPORATION


                                       By:   /s/  Paul Mitrokostas
                                             ----------------------------
                                             Name:   Paul Mitrokostas
                                             Title:  Senior Vice President

June 7, 2004

                                Index of Exhibits
                                -----------------

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated June 7, 2004.